Q4 2019 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO ANDRE FERNANDEZ, CFO February 11, 2020 1

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward- looking statements in these materials include statements about NCR’s full year 2020 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR's strategy and expected areas of focus to drive stockholder value creation including NCR's transformation to an as-a-Service Company, strategic growth platforms, revenue shift to recurring software and services revenue and its impact on revenue and revenue growth acceleration; NCR's 2020 transformation initiatives and related expected investments and results; areas of focus to improve productivity; payments platform integration; NCR's investment priorities and their expected benefits in 2020; NCR's acquisition strategy; NCR's capital structure and the effects of recent transactions including benefits to NCR and impact on earnings per share; and NCR's expected free cash flow generation and capital allocation strategy; and NCR's effective tax rate in 2020. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 28, 2019, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated February 11, 2020, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non- GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. With respect to our non-GAAP diluted earnings per share and adjusted EBITDA guidance, we are no longer providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations and GAAP earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" means revenue for products and services under contract for which revenue is recognized over time and (ii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

OVERVIEW SOLID 2019 Continued to IMPROVE EXECUTION REVENUE GROWTH across all segments/industries RECURRING REVENUE up 8% CC Progress building STRATEGIC GROWTH PLATFORMS 2020 GUIDANCE: Revenue growth 0% - 1%; Non-GAAP EPS $2.75 - $2.85; FCF $250M-$300M 4

FY 2019 FINANCIAL RESULTS Revenue FX Impact Adjusted EBITDA ($119) million $6.92 $1,058 $6.41 billion $957 million billion million FY 2018 FY 2019 FY 2018 FY 2019 Revenue up 8% as reported and up 10% CC Adjusted EBITDA up 11% Non-GAAP Diluted EPS Free Cash Flow FX Impact ($0.16) $275 $2.81 $223 million $2.62 million FY 2018 FY 2019 FY 2018 FY 2019 Non-GAAP EPS up 7% as reported and up 14% CC Free cash flow up due to increased earnings 5

SHIFT TO AS-A-SERVICE COMPANY to drive increased recurring revenue across our strategic growth platforms Offerings Go To Market Delivery 6

M&A UPDATE Disciplined approach on acquisition strategy with 8 deals in 2019 for under $230M purchase price * Online and mobile banking Edge virtualization Brazil based IT services and digital platform provider technology provider for retail software assets for financial for large banks and hospitality sectors and retail sectors Purchase of remaining interest in NCR Manaus expands addressable market in Brazil POS solutions providers to restaurants and merchants in the hospitality sector * Expected to close during first half of 2020 7

TOTAL NCR $ in millions except for share amounts Fourth Quarter Full Year +8% As +5% As Reported Reported +10% CC +7% As +6% CC $6,915 Reported +1% As +14% CC $1,886 Reported +6% CC $1,801 $6,405 $2.62 $2.81 $0.84 $0.85 2018 2019 2018 2019 2018 2019 2018 2019 Revenue Non-GAAP EPS Revenue Non-GAAP EPS 2019 Key Highlights • Revenue up 10% CC driven by a 33% CC growth in ATM revenue due to higher backlog conversion and growth in software and services revenue • Non-GAAP EPS up 14% CC driven by higher software and services revenue and improved hardware profitability 8

BANKING $ in millions Fourth Quarter Full Year +10% As +0% As Reported Reported +13% CC +25% As +2% CC $3,512 Reported $942 $944 +9% As +31% CC Reported $3,183 +14% CC $514 $144 $412 $132 2018 2019 2018 2019 2018 2019 2018 2019 Revenue Operating Income Revenue Operating Income 2019 Key Highlights • Revenue up 13% CC driven by a 33% CC growth in ATM revenue due to higher backlog conversion and higher ATM-related software as well as growth in services revenue • Operating Income up 31% CC driven by higher volume and a favorable mix of revenue with improved hardware profitability 9

RETAIL $ in millions Fourth Quarter Full Year +6% As +10% As Reported Reported +7% CC +1% As +10% CC Reported +14% As $2,217 +11% CC $609 Reported $2,097 $556 +21% CC $142 $144 $42 $37 2018 2019 2018 2019 2018 2019 2018 2019 Revenue Operating Income Revenue Operating Income 2019 Key Highlights • Revenue up 7% CC driven by increase in payments, self-checkout and services revenue • Operating Income up 11% CC driven by higher software and services revenue and improved hardware profitability 10

HOSPITALITY $ in millions Fourth Quarter Full Year +3% As +5% As Reported Reported +4% CC -34% As +5% CC $817 $843 Reported $232 -47% As -34% CC $222 Reported -45% CC $32 $85 $17 $56 2018 2019 2018 2019 2018 2019 2018 2019 Revenue Operating Income Revenue Operating Income 2019 Key Highlights • Revenue up 4% CC driven by increase in cloud, payments and point-of-sale revenue • Operating Income down 34% CC driven by several large customer installations in the prior year and increased investment in services support and payments 11

FY 19 SUPPLEMENTAL REVENUE $ in millions FY 2019 FY 2018 % Change % Change CC Software $2,008 $1,912 5% 6% Services $2,520 $2,460 2% 5% Hardware $2,387 $2,033 17% 20% ATM $1,263 $979 29% 33% SCO/POS $1,124 $1,054 7% 8% Total Revenue $6,915 $6,405 8% 10% Recurring Revenue $3,145 $2,970 6% 8% 2019 Key Highlights • Software growth of 6% CC driven by an increase in cloud, payments and professional services revenue • Services growth of 5% CC driven by an increase in hardware sales and managed services offerings • Hardware growth of 20% CC driven by 33% CC growth in ATM revenue and 8% CC growth in SCO/POS revenue 12

FREE CASH FLOW, NET DEBT & EBITDA $ in millions Free Cash Flow FY 2019 FY 2018 Cash provided by Operating Activities $628 $572 Total capital expenditures ($329) ($313) Cash used in Discontinued Operations ($24) ($36) Free Cash Flow $275 $223 Net Debt & EBITDA Q4 2019 Q3 2019 Q4 2018 Debt $3,559 $3,630 $3,165 Cash ($509) ($388) ($464) Net Debt $3,050 $3,242 $2,701 Adjusted EBITDA LTM $1,058 $1,045 $957 Net Debt / Adjusted EBITDA 2.9x 3.1x 2.8x 13

2019 PRODUCTIVITY INITIATIVES • Manufacturing transformation largely complete ◦ Improved product delivery performance ◦ Significant progress to hardware profitability • Completed $100M spend optimization program ◦ Maintained Opex / Revenue percentage flat offsetting higher real estate and employee-related costs • Services Transformation ◦ Focus on improving customer experience ◦ Investments in parts and additional technicians 14

STRATEGY ACTIVATION • Shift to recurring ◦ Organization design ◦ Targeted business processes • Driving efficiencies as we evolve to NCR-as-a-Service ◦ $90M annualized run-rate saving by year-end 2020 ◦ $40M realized savings in 2020 15

2020 GUIDANCE - AS REPORTED $ in millions, except per share amounts Guidance Revenue Growth 0% - 1% Adjusted EBITDA $1,060 - $1,100 Non-GAAP Diluted EPS (1) $2.75 - $2.85 Cash Flow from Operations $640 - $735 Free Cash Flow $250 - $300 (1) For FY 2020, we have assumed an effective tax rate of 23% to 24% and a share count of 147 million compared to an effective tax rate of 21% and a share count of 150.6 million in 2019. 16

2020 EARNINGS BRIDGES $ in millions, except per share amounts Adjusted EBITDA Non-GAAP EPS $1,060 - $1,100 $1,058 $2.75 - $2.81 $2.85 2019 Shift to Business Cost 2020 2019 Shift to Other Business Cost 2020 Recurring Growth Efficiencies Guidance Recurring Growth Efficiencies Guidance Revenue * Revenue * * See NCR's definition of Recurring Revenue on slide 3 17

NCR LONG-TERM VALUE CREATION STRATEGY NEAR TERM: NCR AS-A-SERVICE FUTURE: 1-3% Growth 80/60/20 3-5% Growth SHIFT THE MIX Software & Services 65% to 80% Recurring Revenue 45% to 60% MARGIN EXPANSION Business Mix Shift, Efficiencies, Pricing Discipline EBITDA Margin 15.3% to 20% CAPITAL ALLOCATION Operating Cash Flow $600M - $900M / year, CapEx $250M - $300M / year Limit Stock Dilution, M&A $300M-$400M / year 18

SUPPLEMENTARY MATERIALS 19

Q4 & FY 2019 GAAP RESULTS $ in millions, except per share amounts % Change % Change Q4 2019 Q4 2018 As Reported FY 2019 FY 2018 As Reported Revenue $1,886 $1,801 5% $6,915 $6,405 8% Gross Margin 532 442 20% 1,921 1,675 15% Gross Margin Rate 28.2% 24.5% 27.8% 26.2% Operating Expenses 350 379 (8)% 1,310 1,484 (12)% % of Revenue 18.6% 21.0% 18.9% 23.2% Operating Income 182 63 Fav 611 191 Fav % of Revenue 9.7% 3.5% 8.8% 3.0% Interest and other expense (99) (3) Fav (270) (152) Fav Income Tax Expense (Benefit) (301) 93 Fav (273) 73 Fav Effective Income Tax Rate (362.7)% 155.0% (80.1)% 187.2% Net Income from Continuing Operations (attributable to NCR) $384 ($33) Fav $614 ($36) Fav Diluted EPS $2.67 ($0.39) Fav $3.71 ($0.72) Fav FAV denotes percent change greater than 100% 20

Q4 & FY 2019 OPERATIONAL RESULTS $ in millions, except per share amounts % Change % Change % Change Q4 2019 Q4 2018 As Constant FY 2019 FY 2018 % Change As Constant Reported Currency Reported Currency Revenue $1,886 $1,801 5% 6% $6,915 $6,405 8% 10% Gross Margin (non-GAAP) 541 495 9% 12% 1,966 1,800 9% 12% Gross Margin Rate (non-GAAP) 28.7% 27.5% 120 bps 160 bps 28.4% 28.1% 30 bps 60 bps Operating Expenses (non-GAAP) 324 281 15% 16% $1,208 $1,112 9% 10% % of Revenue 17.2% 15.6% 160bps 160bps 17.5% 17.4% 10 bps 10 bps Operating Income (non-GAAP) 217 214 1% 6% 758 688 10% 16% % of Revenue 11.5% 11.9% (40)bps —bps 11.0% 10.7% 30 bps 60 bps Interest and other expense (non-GAAP) (60) (48) 25% 25% (225) (197) (14%) (14%) Income Tax Expense (non-GAAP) 34 40 (15)% (13)% 110 94 17% 16% Effective Income Tax Rate (non-GAAP) 21.7% 24.1% 20.6% 19.1% Net Income (Loss) From Continuing Operations (attributable to NCR) (non- 123 126 (2)% 4% 423 394 7% 18% GAAP) Diluted EPS (non-GAAP) $0.85 $0.84 1% 6% $2.81 $2.62 7% 14% 21

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to- market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 22

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period- over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. 23

NON-GAAP MEASURES NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. With respect to our non-GAAP diluted earnings per share and Adjusted EBITDA guidance, we are no longer providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations and GAAP earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Refer to the heading "Non-GAAP Financial Measures" for additional information regarding our use of non-GAAP financial measures. 24

GAAP TO NON-GAAP RECONCILIATION $ in millions Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q4 2019 Q3 2019 Q4 2018 LTM LTM LTM Q4 2019 Q4 2018 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 614 $ 197 $ (36) $ 384 $ (33) Pension Mark-to-Market Adjustments 75 (45) (45) 75 (45) Transformation & Restructuring Costs 58 172 223 11 125 Acquisition-Related Amortization of Intangibles 86 85 85 22 21 Acquisition-Related Costs 3 6 6 2 5 Long-lived and Intangible Asset Impairment Charges — — 183 — — Internal reorganization & IP Transfer (37) — — (37) — Interest Expense 197 186 168 54 43 Interest Income (4) (5) (5) (1) (2) Depreciation and Amortization 232 235 241 59 62 Income Taxes (273) 121 73 (301) 93 Stock Compensation Expense 107 93 64 31 17 Adjusted EBITDA (non-GAAP) $ 1,058 $ 1,045 $ 957 $ 299 $ 286 25

GAAP TO NON-GAAP RECONCILIATION

Q4 2019

$ in millions, except per share amounts

	Q4 QTD 2019 GAAP	Transformation & Restructuring costs	Acquisition-related amortization of intangibles	Acquisition - related costs	Debt Refinancing	VA Release & Other	Int Reorg & IP Transfer	Pension mark-to-market adjustments	Q4 QTD 2019 non-GAAP
Product revenue	**$766**	$—	$—	$—	$—	$—	$—	$—	**$766**
Service revenue	**1,120**	—	—	—	—	—	—	—	**1,120**
Total revenue	**1,886**	**—**	**—**	—	—	—	—	—	**1,886**
Cost of products	**599**	—	(3)	—	—	—	—	—	**596**
Cost of services	**755**	(2)	(4)	—	—	—	—	—	**749**
Gross margin	**532**	**2**	**7**	—	—	—	—	—	**541**
Gross margin rate	***28.2%***	*0.1%*	*0.4%*	*—%*	*—%*	*—%*	*—%*	*—%*	***28.7%***
Selling, general and administrative expenses	**276**	(6)	(15)	(2)	—	—	—	—	**253**
Research and development	**74**	(3)	—	—	—	—	—	—	**71**
Total operating expenses	**350**	(9)	(15)	(2)	—	—	—	—	**324**
Total operating expense as a % of revenue	***18.6%***	*(0.5)%*	*(0.8)%*	*(0.1)%*	*—%*	*—%*	*—%*	*—%*	***17.2%***
Income from operations	**182**	**11**	**22**	**2**	**—**	**—**	—	—	**217**
Income from operations as a % of revenue	***9.7%***	*0.6%*	*1.1%*	*0.1%*	*—%*	*—%*	*—%*	*—%*	***11.5%***
Interest and Other (expense)	**(99)**	—	—	—	1	—	(37)	75	**(60)**
Income from continuing operations before income taxes	**83**	11	22	2	1	—	(37)	75	**157**
Income tax (benefit) expense	**(301)**	3	5	—	1	53	264	9	**34**
Effective income tax rate	***(362.7)%***								***21.7%***
Income from continuing operations	**384**	8	17	2	—	(53)	(301)	66	**123**
Net income (loss) attributable to noncontrolling interests	**—**	—	—	—	—	—	—	—	**—**
Income from continuing operations (attributable to NCR)	**$384**	**$8**	**$17**	**$2**	**$—**	**($53)**	**($301)**	**$66**	**$123**
Diluted earnings per share	**$2.67**	**$0.06**	**$0.12**	**$0.01**	**$—**	**($0.37)**	**($2.09)**	**$0.46**	**$0.85**
Diluted shares outstanding	**143.9**								**143.9**

26

GAAP TO NON-GAAP RECONCILIATION Q4 2019 $ in millions, except per share amounts Q4 QTD 2019 Q4 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $384 $123 Dividends on convertible preferred shares — — Income from continuing operations attributable to NCR common stockholders $384 $123 Weighted average outstanding shares: Weighted average diluted shares outstanding 130.7 130.7 Weighted as-if converted preferred shares 13.2 13.2 Total shares used in diluted earnings per share 143.9 143.9 Diluted earnings per share (1) $2.67 $0.85 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 27

GAAP TO NON-GAAP RECONCILIATION

Q4 2018

$ in millions, except per share amounts

	Q4 QTD 2018 GAAP	Transformation & Restructuring Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Impact of U.S. Tax Reform	Pension mark-to-market adjustments	Q4 QTD 2018 non-GAAP
Product revenue	**$756**	$—	$—	$—	$—	$—	**$756**
Service revenue	**1,045**	—	—	—	—	—	**1,045**
Total revenue	**1,801**	**—**	**—**	**—**	**—**	**—**	**1,801**
Cost of products	**644**	(19)	(1)	—	—	—	**624**
Cost of services	**715**	(29)	(4)	—	—	—	**682**
Gross margin	**442**	**48**	5	—	—	—	**495**
Gross margin rate	***24.5%***	*2.7%*	*0.3%*	*—%*	*—%*	*—%*	***27.5%***
Selling, general and administrative expenses	**273**	(29)	(16)	(5)	—	—	**223**
Research and development expenses	**62**	(4)	—	—	—	—	**58**
Asset impairment charges	**44**	(44)	—	—	—	—	**—**
Total expenses	**379**	(77)	(16)	(5)	—	—	**281**
Total expense as a % of revenue	***21.0%***	*(4.2)%*	*(0.9)%*	*(0.3)%*	*—%*	*—%*	***15.6%***
Income from operations	**63**	**125**	**21**	**5**	**—**	**—**	**214**
Income from operations as a % of revenue	**3.5%**	6.9%	1.2%	0.3%	—%	—%	**11.9%**
Interest and Other (expense) income, net	**(3)**	—	—	—	—	(45)	**(48)**
Income from continuing operations before income taxes	**60**	125	21	5	—	(45)	**166**
Income tax expense	**93**	29	3	1	(85)	(1)	**40**
Effective income tax rate	***155.0%***						***24.1%***
Income from continuing operations	**(33)**	96	18	4	85	(44)	**126**
Net income attributable to noncontrolling interests	**—**	—	—	—	—	—	**—**
Income from continuing operations (attributable to NCR)	**($33)**	**$96**	**$18**	**$4**	**$85**	**($44)**	**$126**
Diluted (loss) earnings per share	**($0.39)**	**$0.64**	**$0.12**	**$0.03**	**$0.57**	**($0.29)**	**$0.84**
Diluted shares outstanding	**118.6**						**149.9**

28

GAAP TO NON-GAAP RECONCILIATION Q4 2018 $ in millions, except per share amounts Q4 QTD 2018 Q4 QTD 2018 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) ($33) $126 Dividends on convertible preferred shares (13) — Income from continuing operations attributable to NCR common ($46) $126 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 118.6 121.1 Weighted as-if converted preferred shares — 28.8 Total shares used in diluted earnings per share 118.6 149.9 Diluted earnings per share (1) ($0.39) $0.84 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 29

GAAP TO NON-GAAP RECONCILIATION

FY 2019

$ in millions, except per share amounts

	FY 2019 GAAP	Transformation & Restructuring costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	VA Release & Other	Int Reorg & IP Transfer	Pension mark-to-market adjustments	FY 2019 non-GAAP
Product revenue	**$2,681**	$—	$—	$—	$—	$—	$—	$—	**$2,681**
Service revenue	**4,234**	—	—	—	—	—	—	—	**4,234**
Total revenue	**6,915**	**—**	**—**	—	—	—	—	—	**6,915**
Cost of products	**2,146**	(12)	(10)	—	—	—	—	—	**2,124**
Cost of services	**2,848**	(9)	(14)	—	—	—	—	—	**2,825**
Gross margin	**1,921**	**21**	**24**	—	—	—	—	—	**1,966**
Gross margin rate	***27.8%***	*0.3%*	*0.3%*	*—%*	*—%*	*—%*	*—%*	*—%*	***28.4%***
Selling, general and administrative expenses	**1,051**	(31)	(62)	(3)	—	—	—	—	**955**
Research and development expenses	**259**	(6)	—	—	—	—	—	—	**253**
Total operating expenses	**1,310**	**(37)**	(62)	(3)	—	—	—	—	**1,208**
Total operating expense as a % of revenue	***18.9%***	*(0.5)%*	*(0.9)%*	*—%*	*—%*	*—%*	*—%*	*—%*	***17.5%***
Income from operations	**611**	**58**	**86**	**3**	**—**	**—**	**—**	**—**	**758**
Income from operations as a % of revenue	***8.8%***	*0.9%*	*1.3%*	*—%*	*—%*	*—%*	*—%*	*—%*	***11.0%***
Interest and Other	**(270)**	—	—	—	7	—	(37)	75	**(225)**
Income from continuing operations before income	**341**	58	86	3	7	—	(37)	75	**533**
Income tax (benefit)	**(273)**	14	18	(2)	2	78	264	9	**110**
Effective income tax	***(80.1)%***								***20.6%***
Income from continuing	**614**	44	68	5	5	(78)	(301)	66	**423**
Net income (loss) attributable to	**—**	—	—	—	—	—		—	**—**
Income from continuing operations (attributable to	**$614**	**$44**	**$68**	**$5**	**$5**	**($78)**	**($301)**	**$66**	**$423**
Diluted earnings per	**$3.71**	**$0.29**	**$0.45**	**$0.03**	**$0.03**	**($0.52)**	**($2.00)**	**$0.44**	**$2.81**
Diluted shares outstanding	**145.2**								**150.6**

30

GAAP TO NON-GAAP RECONCILIATION FY 2019 $ in millions, except per share amounts FY 2019 non- FY 2019 GAAP GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $614 $423 Dividends on convertible preferred shares ($76) $— Income from continuing operations attributable to NCR common stockholders $538 $423 Weighted average outstanding shares: Weighted average diluted shares outstanding 125.7 125.7 Weighted as-if converted preferred shares 19.5 24.9 Total shares used in diluted earnings per share 145.2 150.6 Diluted earnings per share (1) $3.71 $2.81 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 31

GAAP TO NON-GAAP RECONCILIATION

FY 2018

$ in millions, except per share amounts

	FY 2018 GAAP	Transformation & Restructuring costs	Goodwill & Long-lived Asset Impairments	Acquisition-related amortization of intangibles	Acquisition-related costs	Impact of U.S. Tax Reform	Pension mark-to-market adjustments	FY 2018 non-GAAP
Product revenue	**$2,341**	$—	$—	$—	$—	$—	$—	**$2,341**
Service revenue	**4,064**	—	—	—	—	—	—	**4,064**
Total revenue	**6,405**	—	—	—	—	—	—	**6,405**
Cost of products	**1,988**	(59)	—	(10)	—	—	—	**1,919**
Cost of services	**2,742**	(43)	—	(13)	—	—	—	**2,686**
Gross margin	**1,675**	**102**	**—**	23	—	—	**—**	**1,800**
Gross margin rate	***26.2%***	*1.5%*	*—%*	*0.4%*	*—%*	*—%*	*—%*	***28.1%***
Selling, general and administrative expenses	**1,005**	(67)	—	(62)	(6)	—	—	**870**
Research and development expenses	**252**	(10)	—	—	—	—	—	**242**
Asset impairment charges	**227**	**(44)**	(183)	—	—	—	—	**—**
Total operating expenses	**1,484**	**(121)**	(183)	(62)	(6)	—	—	**1,112**
Total operating expense as a % of	***23.2%***	(1.9)%	*(2.8)%*	*(1.0)%*	*(0.1)%*	*—%*	*—%*	***17.4%***
Income from operations	**191**	**223**	**183**	**85**	**6**	**—**	**—**	**688**
Income from operations as a % of	***3.0%***	*3.4%*	*2.9%*	*1.3%*	*0.1%*	*—%*	***—%***	***10.7%***
Interest and Other (expense) income,	**(152)**	—	—	—	—	—	(45)	**(197)**
Income from continuing operations before income taxes	**39**	223	183	85	6	—	(45)	**491**
Income tax (benefit) expense	**73**	41	8	17	1	(45)	(1)	**94**
Effective income tax rate	***187.2%***							***19.1%***
Income from continuing operations	**(34)**	182	175	68	5	45	(44)	**397**
Net income (loss) attributable to noncontrolling interests	**2**	—	1	—	—	—	—	**3**
Income from continuing operations (attributable to NCR)	**($36)**	**$182**	**$174**	**$68**	**$5**	**$45**	**($44)**	**$394**
Diluted earnings per share	**($0.72)**	**$1.21**	**$1.16**	**$0.45**	**$0.03**	**$0.30**	**($0.29)**	**$2.62**
Diluted shares outstanding	**118.4**							**150.2**

32

GAAP TO NON-GAAP RECONCILIATION FY 2018 $ in millions, except per share amounts FY 2018 non- FY 2018 GAAP GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) ($36) $394 Dividends on convertible preferred shares ($49) $— Income from continuing operations attributable to NCR common stockholders ($85) $394 Weighted average outstanding shares: Weighted average diluted shares outstanding 118.4 121.9 Weighted as-if converted preferred shares — 28.3 Total shares used in diluted earnings per share 118.4 150.2 Diluted earnings per share (1) ($0.72) $2.62 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 33

GAAP TO NON-GAAP RECONCILIATION Q4 & FY 2019 $ in millions Operating Income (non-GAAP) to Operating Income (GAAP) Q4 2019 FY 2019 Operating Income Operating Income Banking $144 $514 Retail 42 144 Hospitality 17 56 Other 14 44 Total Operating Income (non-GAAP) 217 758 Less: Transformation and restructuring costs 11 58 Acquisition-related amortization of intangibles 22 86 Acquisition-related costs 2 3 Total Operating Income (GAAP) $182 $611 34

GAAP TO NON-GAAP RECONCILIATION Q4 & FY 2018 $ in millions Operating Income (non-GAAP) to Operating Income (GAAP) Q4 2018 FY 2018 Operating Income Operating Income Banking $132 $412 Retail 37 142 Hospitality 32 85 Other 13 49 Total Operating Income (non-GAAP) 214 688 Less: Transformation and restructuring costs 125 223 Asset impairment charges — 183 Acquisition-related amortization of intangibles 21 85 Acquisition-related costs 5 6 Total Operating Income (GAAP) $63 $191 35

GAAP TO NON-GAAP RECONCILIATION Q4 & FY 2019 Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Q4 2019 FY 2019 Constant Favorable Constant Revenue Favorable Currency Revenue Growth (unfavorable) FX Currency Growth % (unfavorable) FX Revenue % Reported impact Revenue Growth Reported impact Growth % (non- % (non-GAAP) GAAP) Banking —% (2%) 2% 10% (3%) 13% Retail 10% —% 10% 6% (1%) 7% Hospitality 5% —% 5% 3% (1%) 4% Other 25% —% 25% 11% (2%) 13% Total Revenue 5% (1)% 6% 8% (2%) 10% 36

GAAP TO NON-GAAP RECONCILIATION Q4 2019 Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Q4 2019 Constant Currency Revenue Growth % Favorable (unfavorable) FX Revenue Growth % (non- Reported impact GAAP) Software 5% (1%) 6% Services 2% (3%) 5% Hardware 17% (3%) 20% ATM 29% (4%) 33% SCO/POS 7% (1%) 8% Total Revenue 8% (2%) 10% Recurring Revenue 6% (2%) 8% 37

GAAP TO NON-GAAP RECONCILIATION Q4 & FY 2019 Operating Income % (GAAP) to Operating Income Constant Currency % (non-GAAP) Q4 2019 FY 2019 Operating Favorable Operating Operating Favorable Operating Income Growth (unfavorable) FX Income Growth Income Growth (unfavorable) FX Income Growth % (GAAP) impact % (non-GAAP) % (GAAP) impact % (non-GAAP) Banking 9% (5%) 14% 25% (6%) 31% Retail 14% (7%) 21% 1% (10%) 11% Hospitality (47%) (2%) (45%) (34%) —% (34%) Other 8% —% 8% (10%) —% (10%) Total Operating Income 1% (5)% 6% 10% (6%) 16% 38

GAAP TO NON-GAAP RECONCILIATION Q4 2019 Favorable % Change Q4 Operational Results % Change As (unfavorable) FX Constant Reported impact Currency Revenue 5% (1%) 6% Gross Margin (non-GAAP) 9% (3)% 12% Gross Margin Rate (non-GAAP) 120 bps (40 bps) 160 bps Operating Expenses (non-GAAP) 15% (1%) 16% % of Revenue 160 bps — bps 160 bps Operating Income (non-GAAP) 1% (5%) 6% % of Revenue (40)bps (40)bps —bps Interest and other expense (non-GAAP) 25% —% 25% Income Tax Expense (non-GAAP) (15)% (2)% (13)% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) (2)% (6)% 4% Diluted EPS (non-GAAP) 1% (5%) 6% 39

GAAP TO NON-GAAP RECONCILIATION Q4 2019 Favorable % Change FY19 Operational Results % Change As (unfavorable) FX Constant Reported impact Currency Revenue 8% (2%) 10% Gross Margin (non-GAAP) 9% (3)% 12% Gross Margin Rate (non-GAAP) 30 bps (30 bps) 60 bps Operating Expenses (non-GAAP) 9% (1%) 10% % of Revenue 10 bps — bps 10 bps Operating Income (non-GAAP) 10% (6%) 16% % of Revenue 30 bps (30) bps 60 bps Interest and other expense (non-GAAP) 14% —% 14% Income Tax Expense (non-GAAP) 17% 1% 16% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 7% (11)% 18% Diluted EPS (non-GAAP) 7% (7%) 14% 40

GAAP TO NON-GAAP RECONCILIATION $ in millions Free Cash Flow 2020 Guidance Cash Provided by Operating Activities $640 - $735 Less: Total capital expenditures $350 - $375 Less: Cash used in Discontinued Operations $40 - $60 Free Cash Flow $250 - $300 41

THANK YOU 42